FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENTS	FAIR VALUE MEASUREMENTS
The Plan reports investments in accordance with established authoritative guidance, which requires a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

The three levels are defined as follows:

●	Level 1 inputs are quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date.

●	Level 2 inputs are from other than quoted market prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 inputs are unobservable and are used to measure fair value in situations where there is little, if any, market activity for the asset or liability at the measurement date.

Mutual funds are valued at the total market value of the underlying assets based upon the publicly quoted price of each fund multiplied by the respective number of units held as of the measurement date and are classified as Level 1 investments.

The Stock Fund is a unitized stock fund consisting primarily of the Company’s common stock, and cash for daily liquidity purposes. The Stock Fund is classified as Level 1, as the total fair value is equal to the quoted market value of total common stock plus the carrying amount of cash, which approximates fair value. The cash balance held by the Plan was $1,038 and $1,068 as of December 31, 2025 and December 31, 2024, respectively.
In accordance with Subtopic 820-10, the collective investment fund is measured using the net asset value per unit as a practical expedient and is therefore not classified in the fair value hierarchy.

Redemption frequency for the collective investment fund is immediate, contains no unfunded commitments, and has no redemption restrictions.